SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006

                          IR BIOSCIENCES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                   Delaware
                               ------------------
                          (State or other jurisdiction
                                of incorporation)

      033-05384                                          13-3301899
 ------------------                                  ------------------
   (Commission                                          (IRS Employer
   File Number)                                       Identification No.)


 4021 North 75th Street, Suite 201 Scottsdale, Arizona          85251
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 (Address of principal executive offices)                    (Zip Code)


                                   480-922-3926
             ------------------------------------------------------
               Registrant's telephone number, including area code

                                   Not applicable
             ------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Effective May 18, 2006, Mark L. Witten tendered his resignation as a director of the registrant, IR BioSciences Holdings, Inc., and its wholly owned subsidiary, ImmuneRegen BioSciences, Inc. Dr. Witten stated that his resignation of both directorships was made for personal reasons. No appointment or election of replacements for Dr. Witten has been made.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR Biosciences Holdings, Inc.

Date: May 22, 2006

 By:     /s/ Michael K. Wilhelm
         ------------------------------
         Name:  Michael K. Wilhelm
         Title: Chief Executive Officer